Exhibit 10.3
AMENDMENT NO. 1 TO THE
NOBLE ENERGY, INC.
2005 DEFERRED COMPENSATION PLAN

Pursuant to the provisions of Section 8.1 thereof, the Noble Energy, Inc. 2005 Deferred Compensation Plan, as amended and restated effective as of January 1, 2009 (the “Plan”), is hereby amended in the following respects only:
FIRST: Section 1.22 of the Plan is hereby amended by restatement in its entirety to read as follows:
1.22    “Qualified Plan” shall mean the Noble Energy, Inc. 401(k) Plan as amended from time to time.

SECOND: Section 1.27 of the Plan is hereby amended by restatement in its entirety to read as follows:
1.27.    “Settlement Date” shall mean the date on which a lump sum payment will be made, or the date on which an installment distribution will commence being made, to or with respect to a Participant. A Participant’s Settlement Date shall be (i) for a benefit payable from such Participant’s Participant Deferral Account or Employer Matching Contribution Account upon his or her Retirement, the date such benefit is to be paid or commence being paid under the elections made by such Participant on his or her Participant Election Forms in effect with respect to the Plan, and (ii) for a benefit payable from such Participant’s Participant Deferral Account or Employer Matching Contribution Account upon his or her Separation from Service for any reason other than Retirement, and for a benefit payable from a Participant’s Employer Profit Sharing Contribution Account or Employer Transition Contribution Account to be made in connection with a Participant’s Separation from Service, the date determined by the Committee that is no later than ninety (90) days after such Separation from Service; provided, however, that the Settlement Date that would otherwise apply with respect to a benefit to be paid to a Participant who is a Specified Employee shall be postponed to the earlier of (i) the first business day that is six (6) months after the date of his or her Separation from Service, or (ii) a date determined by the Committee that is no later than ninety (90) days after the date of such Participant’s death following his or her Separation from Service.

THIRD: Section 2.1 of the Plan is hereby amended by restatement its entirety to read as follows:

2.1    Participants. Each Eligible Employee shall become a Participant in this Plan upon electing to make a Base Salary or Bonus deferral pursuant to Section 2.2 of the Plan. In addition, in the case of an Eligible Employee who has never elected to make a Base Salary or Bonus deferral pursuant to Section 2.2 of the Plan, or in the case of an employee of an Employer who is not an Eligible Employee but who is otherwise a member of a select group of management or highly compensated employees of the Company and its participating affiliates, if the amount of the Employer profit sharing contribution and/or Employer transition contribution for a Plan Year made (or to be made) to the Qualified Plan for such employee is less than the amount that such contribution would have been if the Qualified Plan had been administered without regard to the Statutory Limitations, such employee shall become a Participant (but not an Eligible Employee) in this Plan as of the last day of such year.
FOURTH: Section 2.3 of the Plan is hereby amended by restatement in its entirety to read as follows:
2.3.    Participant Election Forms. In order to make a deferral for a Plan Year, an Eligible Employee must submit a Participant Election Form to the Administrator during the Election Period applicable to such year. Such Participant Election Form shall specify the percentage of Base Salary and/or Bonus to be deferred for such year and the time and form of payment for any Scheduled Withdrawal to be made with respect to the Base Salary and/or Bonus amounts to be deferred for such year. For each Plan Year after December 31, 2013, such Participant Election Form shall also specify the time and form of payment for the Participant’s Retirement benefit attributable to such Plan Year (which time and form of payment can only be changed in accordance with the provisions of Section 4.1 of the Plan). For the Plan Years prior to January 1, 2014, such Participant Election Form specified the time and form of payment for the Participant’s Retirement benefit attributable to such Plan Years if such time and form of payment had not already been specified for the purposes of such Plan Years (which time and form of payment can only be changed in accordance with the provisions of Section 4.1 of the Plan). If an individual who is not already a Participant becomes an Eligible Employee for the first time during a Plan Year, such Eligible Employee may make the elections referred to in Section 2.2 of the Plan within thirty (30) days after the date he or she first becomes an Eligible Employee; provided, however, that the Base Salary and/or Bonus deferral elections so made shall be irrevocable after the end of said 30-day period and shall apply only to the Base Salary and/or Bonus amounts otherwise payable to such Eligible Employee for services performed after the end of said 30-day period. A Participant shall be required to submit a new Participant Election Form on a timely basis in order to defer a percentage of Bonus or to change his or her deferral election with respect to Base Salary for a subsequent Plan Year. If no Participant Election Form is filed during the Election Period for such subsequent year, the Participant’s election regarding deferral of Base Salary for the immediately preceding Plan Year shall continue in force for such subsequent year. However, no election regarding Bonus shall be applied to a subsequent Plan Year.

FIFTH: Section 3.1 of the Plan is hereby amended by restatement its entirety to read as follows:
3.1    Participant Deferral Accounts. Solely for recordkeeping purposes one or more Participant Deferral Accounts (segregated based on form and time of payment) shall be maintained for each Participant and shall be credited with the deferrals made by such Participant pursuant to Section 2.2 of the Plan. Amounts credited to a Participant’s Participant Deferral Account shall be fully vested at all times and prior to January 1, 2014, shall be deemed to be credited with notional earnings at the Crediting Rate from the date credited to the Account through the earlier of the Valuation Date or December 31, 2013. The amounts credited to a Participant’s Participant Deferral Account after December 31, 2013, shall be deemed to be credited with notional earnings either at the Crediting Rate, or at the Participant’s election, in accordance with other investment directions given by the Participant in accordance with Section 3.6, through the Valuation Date.
SIXTH: Section 3.2 of the Plan is hereby amended by restatement in its entirety to read as follows:
3.2    Employer Matching Contribution Accounts. For each Plan Year in which a Participant makes a deferral pursuant to Section 2.2 of the Plan and makes either (i) the maximum amount elective deferrals to the Qualified Plan permitted under Code section 402(g), or (ii) the maximum amount elective contributions to the Qualified Plan permitted under the terms of the Qualified Plan, such Participant’s Employer Matching Contribution Account shall be credited with an amount equal to the amount by which (i) the amount of Employer matching contributions that would have been made to the Qualified Plan for such Participant for such year if the deferrals made by such Participant for such year pursuant to Section 2.2 of the Plan had been contributed to the Qualified Plan and the Qualified Plan was administered without regard to the Statutory Limitations, exceeds (ii) the amount of Employer matching contributions, if any, actually credited or to be credited to such Participant under the Qualified Plan for such Plan Year. The amount to be credited to a Participant’s Employer Matching Contribution Account for a Plan Year shall be credited to such Account as of the last day of such year. Amounts credited to a Participant’s Employer Matching Contribution Account shall vest at the same time and under the same conditions as such amounts would have vested under the Qualified Plan had such contributions been made to the Qualified Plan, and prior to January 1, 2014, shall be deemed to be credited with notional earnings at the Crediting Rate from the date credited to such Account through the earlier of the Valuation Date or December 31, 2013. The amounts credited to a Participant’s Employer Matching Contribution Account after December 31, 2013, shall be deemed to be credited with notional earnings either at the Crediting Rate, or at the Participant’s election, in accordance with other investment directions given by the Participant in accordance with Section 3.6, through the Valuation Date. Notwithstanding the foregoing, upon a Change in Control, all amounts credited to a Participant’s Employer Matching Contribution Account (including notional earnings thereon) shall be fully vested.

SEVENTH: Section 3.3 of the Plan is hereby amended by restatement in its entirety to read as follows:
3.3    Employer Profit Sharing Contribution Accounts. For each Plan Year for which an Employer makes a profit sharing contribution to the Qualified Plan for a Participant, such Participant’s Employer Profit Sharing Contribution Account shall be credited with an amount equal to the amount by which (i) the amount of the Employer profit sharing contribution that would have been made to the Qualified Plan for such Participant for such year if the Qualified Plan had been administered without regard to the Statutory Limitations, exceeds (ii) the amount of the Employer profit sharing contribution actually credited or to be credited to such Participant under the Qualified Plan for such year. The amount to be credited to a Participant’s Employer Profit Sharing Contribution Account for a Plan Year shall be credited to such Account as of the last day of such year. Amounts credited to a Participant’s Employer Profit Sharing Contribution Account shall vest at the same time and under the same conditions as such amounts would have vested under the Qualified Plan had such contributions been made to the Qualified Plan, and shall be deemed to be credited through December 31, 2013, with notional earnings at the Crediting Rate from the date credited to such Account through the earlier of the Valuation Date or December 31, 2013. The amounts credited to a Participant’s Employer Profit Sharing Contribution Account after December 31, 2013, shall be deemed to be credited with notional earnings either at the Crediting Rate, or at the Participant’s election, in accordance with other investment directions given by the Participant in accordance with Section 3.6, through the Valuation Date. Notwithstanding the foregoing, upon a Change of Control, all amounts credited to a Participant’s Employer Profit Sharing Contribution Account (including notional earnings thereon) shall be fully vested.
EIGHTH: Article 3 of the Plan is hereby amended by adding to the end thereof three new Sections to read as follows:
3.5    Employer Transition Contribution Accounts. For each Plan Year for which an Employer makes a transition contribution to the Qualified Plan for a Participant, such Participant’s Employer Transition Contribution Account shall be credited with an amount equal to the amount by which (i) the amount of the Employer transition contribution that would have been made to the Qualified Plan for such Participant for such year if the Qualified Plan had been administered without regard to the Statutory Limitations, exceeds (ii) the amount of the Employer transition contribution actually credited or to be credited to such Participant under the Qualified Plan for such year. The amount to be credited to a Participant’s Employer Transition Contribution Account for a Plan Year shall be credited to such Account as of the last day of such year. Amounts credited to a Participant’s Employer Transition Contribution Account shall be full vested at all times. The amounts credited to a Participant’s Employer Transition Contribution Account shall be deemed to be credited with notional earnings either at the Crediting Rate, or at the Participant’s election, in accordance with other investment directions given by the Participant in accordance with Section 3.6, through the Valuation Date.

3.6    Post-2013 Account Adjustments. Effective after December 31, 2013, and subject to such conditions, limitations and procedures as the Committee may prescribe from time to time for the accounting purposes of this Plan, a Participant may elect, in lieu of having the amounts credited to such Participant’s Accounts adjusted to reflect the Crediting Rate, to have such amounts adjusted thereafter to reflect the investment results that would be attributable to the hypothetical investment of such credited amounts in accordance with investment directions given by such Participant. The investment directions given and the hypothetical investments made pursuant to this Section 3.6 are fictional devices established solely for the accounting purposes of this Plan, and shall not require any Employer to make any actual investment or otherwise set aside or earmark any asset for the purposes of this Plan.

3.7    Retirement Restoration Plan Converted Accounts. Subject to and in accordance with Section 21 of the Noble Energy, Inc. Retirement Restoration Plan (the “Retirement Restoration Plan”), an Eligible Employee may elect to have credited to a Retirement Restoration Plan Converted Account the lump sum present value of his or her benefit under the Retirement Restoration Plan. Any provision of this Plan to the contrary notwithstanding, the time and form of payment from a Retirement Restoration Plan Converted Account shall be identical to the time and form of payment provided for his or her benefit pursuant to the Retirement Restoration Plan, taking into account any change to his or her benefit payment election made in accordance with Section 21 of the Retirement Restoration Plan. Amounts credited to a Participant’s Retirement Restoration Plan Converted Account shall be fully vested at all times. The amounts credited to a Participant’s Retirement Restoration Plan Converted Account shall be deemed to be credited with notional earnings either at the Crediting Rate, or at the Participant’s election, in accordance with other investment directions given by the Participant in accordance with Section 3.6, through the Valuation Date.

NINTH: Section 4.1 of the Plan is hereby amended by restatement in its entirety to read as follows:
4.1    Retirement Benefit. In the event of the Participant’s Retirement, the Participant shall be entitled to receive an amount equal to the total balance of the Participant’s Accounts credited with notional earnings as provided in Article 3 of the Plan through the Valuation Date. The benefit payable under this Section 4.1 from a Participant’s Employer Profit Sharing Contribution Account and Employer Transition Contribution Account shall be paid to such Participant in the form of a single lump sum payment on his or her Settlement Date. The benefit payable pursuant to this Section 4.1 from a Participant’s Participant Deferral Account or Employer Matching Contribution Account attributable to both deferrals made pursuant to Section 2.2 and amounts credited to the Employer Matching Contribution Account for services performed for the Plan Years prior to January 1, 2014, including the notional earnings credited with respect to such deferrals and amounts, (i) shall be paid to such Participant in the form of a single lump sum payment, or in the form of annual installments over a period of not more than fifteen (15) years, as elected by such Participant in his or her Participant Election Form in effect with respect to such Plan Years, and (ii) shall be paid or commence being paid, as the case may be, on such Participant’s Settlement Date. The benefit payable pursuant to this Section 4.1 from a Participant’s Participant Deferral Account or Employer Matching Contribution Account attributable to both deferrals made pursuant to Section 2.2 and amounts credited to the Employer Matching Contribution Account for services performed for any Plan Year after December 31, 2013, including the notional earnings credited with respect to such deferrals and amounts, (i) shall be paid to such Participant in the form of a single lump sum payment, or in the form of annual installments over a period of not more than fifteen (15) years, as elected by such Participant in his or her Participant Election Form in effect for such Plan Year, and (ii) shall be paid or commence being paid, as the case may be, on such Participant’s Settlement Date. For the purposes of this Section 4.1, a distribution election (and any subsequent change with respect to the form or time of payment of a benefit pursuant to this Section 4.1) shall be made by a Participant on his or her Participant Election Form; provided, however, that except for a transition period election made on or before December 31, 2008 pursuant to Section 4.3 of the Plan, once a distribution election has been made by a Participant, no subsequent change with respect to an elected time or form of payment to be made pursuant to this Section 4.1 shall become effective for the purposes of the Plan (i) until a date that is at least twelve (12) months after the date of the filing of such change, (ii) unless the date for the payment or commencement of payments being changed is at least five (5) years after the date as of which such Participant’s benefit would otherwise have been paid or commenced being paid under this Section 4.1 in the absence of such change, and (iii) unless such change is filed with or as directed by the Administrator not less than twelve (12) months before the date the payment being changed is scheduled to be paid or commence being paid.

TENTH: Section 6.1 of the Plan is hereby amended by restatement in its entirety to read as follows:
6.1    Election. A Participant may make an irrevocable election on his or her Participant Election Form at the time of making an election to defer Base Salary or Bonus to take a Scheduled Withdrawal from a Scheduled Withdrawal Account to be established for such Participant for such purpose, including any earnings credited thereon. Such Participant may elect to receive the Scheduled Withdrawal in any Plan Year that begins at least two (2) years after the end of the Election Period in which such Scheduled Withdrawal is elected, and may elect to have the Scheduled Withdrawal distributed over a period of up to four (4) years. The Participant may irrevocably elect to make additional deferrals into a Scheduled Withdrawal Account in subsequent Participant Election Forms that are effective for Plan Years before the Plan Year in which the Scheduled Withdrawal is to be made or commence being made, but may not change a Scheduled Withdrawal date for a particular Scheduled Withdrawal Account. One or more Scheduled Withdrawal Accounts may be established for a Participant. No Scheduled Withdrawal shall be available from an Employer Matching Contribution Account, an Employer Profit Sharing Contribution Account or an Employer Transition Contribution Account.

ELEVENTH: Section 6.3 of the Plan is hereby amended by restatement in its entirety to read as follows:
6.3    Timing of Scheduled Withdrawal. A Participant’s Scheduled Withdrawal shall be paid by the Applicable Employer to such Participant in the form elected beginning on the last day of January of the Plan Year elected by such Participant in his or her Participant Election Form unless such date is preceded by such Participant’s Separation from Service. In the event of a Participant’s Separation from Service prior to the date elected for the Scheduled Withdrawal, the distribution of the remaining amount credited to such Participant’s Scheduled Withdrawal Account shall be paid to or with respect to such Participant in a single lump sum payment on the Participant’s Settlement Date; provided, however, that in the case of a Scheduled Withdrawal Account established for Base Salary or Bonus deferrals made for services performed by a Participant during any Plan Year after December 31, 2013, and in the event of such Participant’s Retirement prior to the date elected for the corresponding Scheduled Withdrawal, the distribution of the remaining amount credited to such Scheduled Withdrawal Account shall be paid to or with respect to such Participant in the form of distribution prescribed by Section 4.1 for other Base Salary or Bonus deferrals made for services performed by such Participant during such Plan Year.
IN WITNESS WHEREOF, this Amendment has been executed by Noble Energy, Inc. on this 20th day of December, 2013, to be effective as of January 1, 2014.

NOBLE ENERGY, INC.

By:	/s/ Charles D. Davidson
Title:	Chairman & Chief Executive Officer

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